Exhibit 10.86

                                 FIRST AMENDMENT
                                     TO THE
                   SUPPLEMENTAL RETIREMENT BENEFITS AGREEMENT

     WHEREAS, Michael E. Thomas (the "Executive") and Chromcraft Revington, Inc. (the "Company") are parties to an Employment Agreement dated March 31, 1992 (the "Employment Agreement); and

     WHEREAS, Section 4 of the Employment Agreement provides that the Company will establish a supplemental executive retirement plan for the Executive to provide him with supplemental payments upon retirement; and

     WHEREAS, to implement the provisions of Section 4 of the Employment Agreement, the Company entered into the Supplemental Retirement Benefits Agreement with the Executive on August 21, 1992 (the "SERP"); and

     WHEREAS, Section 4.1 and Schedule A of the SERP provide that the Company will pay annual premiums equal to $59,528 for an insurance policy issued by Equitable Variable Life Insurance Company, policy number 42 324 430 (the "Policy"), to fund the supplemental retirement payments provided for in Section 4 of the Employment Agreement, and payment of such premiums will fulfill the entire obligation of the Company to provide such supplemental retirement benefits to the Executive; and

     WHEREAS, the Company and the Executive have determined to amend Section 4.1 of the SERP;

     NOW, THEREFORE, BE IT RESOLVED, that, effective as of March 15, 2002, the SERP is hereby amended such that the last sentence of Section 4.2 of the SERP is deleted in its entirety and the parties hereto consent to such amendment. Other than as amended hereby, the SERP shall remain in full force and effect in accordance with its provisions.

     IN WITNESS WHEREOF, the Company and the Executive have executed this First Amendment this 15th day of March, 2002.


                                             /s/ Michael E. Thomas
                                             ---------------------------
                                             Michael E. Thomas
                                             President

                                             CHROMCRAFT REVINGTON, INC.

                                             By: /s/ Frank T. Kane
                                                 -----------------------
                                                 Frank T. Kane
                                                 Vice President-Finance